Exhibit 10.4

                                JOINDER AGREEMENT

            THIS JOINDER IN SUBSIDIARY GUARANTY, MASTER SECURITY AGREEMENT, STOCK PLEDGE AGREEMENT AND SECURITY AGREEMENT (this "Joinder") is executed as of July 28, 2005 by McKnight Associates, Inc., a Delaware corporation ("Joining Party"), and delivered to Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser"). Except as otherwise defined herein, terms used herein and defined in the Purchase Agreement and Security Agreement (each as defined below) respectively, shall be used herein as therein defined.

                             W I T N E S S E T H:

            WHEREAS, Conversion Services International, Inc., a Delaware corporation (the "Company"), certain Subsidiaries of the Company and the Purchaser, have entered into (x) a Securities Purchase Agreement, dated as of August 16, 2004 (as amended, modified or supplemented from time to time, the "Purchase Agreement") and (y) a Security Agreement, dated as of August 16, 2004 (as amended, modified or supplemented from time to time, the "Security Agreement"), providing for the issuance of the Note and the Warrant and the execution of the Related Agreements referred to in the Purchase Agreement and the Ancillary Agreements referred to in the Security Agreement; and

            WHEREAS, the Joining Party is a direct wholly owned Subsidiary of the Company and desires, or is required pursuant to the provisions of the Purchase Agreement, the Related Agreements, the Security Agreement and the Ancillary Agreements, to become a Guarantor under the Subsidiary Guaranty, an Assignor under the Master Security Agreement and, a Pledgor under the Stock Pledge Agreement and an Eligible Subsidiary under the Security Agreement;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Purchaser and hereby covenants and agrees with the Purchaser as follows:

            NOW, THEREFORE, the Joining Party agrees as follows:

            1. By this Joinder, the Joining Party becomes (i) a Guarantor for all purposes under the Subsidiary Guaranty, (ii) an Assignor for all purposes under the Master Security Agreement , (iii) a Pledgor for all purposes under the Stock Pledge Agreement and (iv) an Eligible Subsidiary under the Security Agreement.

            2. The Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Subsidiary Guaranty with respect to all Obligations (as defined in the Subsidiary Guaranty), and will be bound by all terms, conditions and duties applicable to a Guarantor under the Subsidiary Guaranty, the Purchase Agreement and the other Related Agreements. Without limitation of the foregoing, and in furtherance thereof, the Joining Party unconditionally and irrevocably, guarantees the due and punctual payment and performance of all Obligations (on the same basis as the other Guarantors under the Subsidiary Guaranty).

             3. The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in, the Stock Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the Stock Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the Stock Pledge Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser grants to the Purchaser a security interest in all Collateral (as defined in the Stock Pledge Agreement), if any, now owned or, to the extent provided in the Stock Pledge Agreement, hereafter acquired by it.

             4. (x) The Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Master Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the Master Security Agreement), if any, now owned or, to the extent provided in the Master Security Agreement, hereafter acquired by it.

             (y) The Joining Party agrees that, upon its execution hereof, it will become an Eligible Subsidiary under, and as defined in, the Security Agreement, and will be bound by all terms, conditions and duties applicable to an Eligible Subsidiary under the Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as in the Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the Security Agreement), if any, now owned or, to the extent provided in the Security Agreement, hereafter acquired by it.

            5. In connection with the grant by the Joining Party, pursuant to paragraphs 3 and 4 above, of a security interest in all of its right, title and interest in the Collateral (as defined in each of the Master Security Agreement and the Stock Pledge Agreement) in favor of the Purchaser, the Joining Party (i) agrees to deliver to the Purchaser, together with the delivery of this Joinder, each of the items specified in Section 3 of the Stock Pledge Agreement, (ii) agrees to execute (if necessary) and deliver to the Purchaser such financing statements, in form acceptable to the Purchaser, as the Purchaser may request or as are necessary or desirable in the opinion of the Purchaser to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Master Security Agreement and the Stock Pledge Agreement) owned by the Joining Party, (iii) authorizes the Purchaser to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" of the Joining Party all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Purchaser assignments of United States trademarks, patents and copyrights (and the respective applications therefor) to the extent requested by the Purchaser.

            6. Without limiting the foregoing, the Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Guarantor pursuant to the Subsidiary Guaranty, (ii) each Assignor pursuant to the Master Security Agreement, (iii) each Pledgor pursuant to the Stock Pledge Agreement and (iv) each Eligible Subsidiary pursuant to the Security Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a Guarantor, Assignor, Pledgor and Eligible Subsidiary pursuant to the Subsidiary Guaranty, Master Security Agreement, Stock Pledge Agreement and the Security Agreement, respectively, and all other Related Agreements to which it is or becomes a party.

            8. Each of Schedules of the Purchase Agreement and Schedules of the Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedules attached hereto as Annex I. Schedule A to the Stock Pledge Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex II. In addition, Schedule A to the Master Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex III.

            9. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the Purchase Agreement or any other Related Agreement and the Security Agreement or any Ancillary Agreement without the prior written consent of the Purchaser or as otherwise permitted by the Purchase Agreement or any Related Agreement and the Security Agreement or any Ancillary Agreement. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

            10. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a "Related Agreement" for all purposes of the Purchase Agreement and the Related Agreements and an "Ancillary Agreement" for all purposes of the Security Agreement and the Ancillary Agreements.

            11. The effective date of this Joinder is July 28, 2005.

                                    * * *

            IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

                                       MCKNIGHT ASSOCIATES, INC.

                                       By: /s/ Scott Newman
                                           Name: Scott Newman
                                           Title: President

Accepted and Acknowledged by:

LAURUS MASTER FUND, LTD.



By: /s/ David Grin
    Name: David Grin
    Title: Director

                                                                         ANNEX I

                  Schedules to Securities Purchase Agreement

      The following amended schedules of Conversion Services International, Inc., a Delaware corporation (the "Company") to that certain Securities Purchase Agreement, dated August 16, 2004, by and among the Company and Laurus Master Fund, Ltd. (the "Agreement") are delivered with the express understanding that an exception or qualification set forth in any of the Company's schedules with respect to a particular representation and warranty shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties of the Company to the extent the description of the facts regarding the event, item or matter disclosed is adequate so as to make reasonably clear or otherwise make the other parties to the Agreement reasonably aware that such exception or qualification (and the description of the facts relating thereto) is applicable to such other representations and warranties, whether or not such exception or qualification is no numbered.

      All capitalized terms used but not defined herein shall have the meanings ascribed such terms in the Agreement.

                                  Schedule 4.2

----------------------------------------------------------------------------
Subsidiary                                Owner                Percentage

----------------------------------------------------------------------------
CSI Sub Corp. (DE)                 Conversion Services            100%
                                   International, Inc.
----------------------------------------------------------------------------
DeLeeuw Associates, LLC            Conversion Services            100%
                                   International, Inc.
----------------------------------------------------------------------------
DeLeeuw International              DeLeeuw Associates, LLC         50%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
McKnight Associates, Inc.          Conversion Services            100%
                                   International, Inc.
---------------------------------------------------------------------------
ISI Merger Corp.                   Conversion Services            100%
                                   International, Inc.
----------------------------------------------------------------------------
Doorways, Inc.*                    Conversion Services            100%
                                   International, Inc.
----------------------------------------------------------------------------
LEC Corporation (of NJ)*           Conversion Services            100%
                                   International, Inc.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
* There are no assets in these subsidiaries.
----------------------------------------------------------------------------

                                 Schedule 4.3(a)

--------------------------------------------------------------------
Subsidiary                              Authorized Capital

--------------------------------------------------------------------
CSI Sub Corp. (DE)                 1,000 shares of common stock
--------------------------------------------------------------------
DeLeeuw Associates, LLC                         N/A
--------------------------------------------------------------------
DeLeeuw International                  N/A (foreign entity)
--------------------------------------------------------------------
McKnight Associates, Inc.          1,000 shares of common stock
--------------------------------------------------------------------

--------------------------------------------------------------------
ISI Merger Corp.                   1,000 shares of common stock
--------------------------------------------------------------------
Doorways, Inc.*                                 N/A
--------------------------------------------------------------------
LEC Corporation (of NJ)*           1,000 shares of common stock
--------------------------------------------------------------------


                                 Schedule 4.3(b)

Taurus Advisory Group, LLC:

June 2004 $2,000,000 Unsecured Convertible Line of Credit Note and warrant to purchase 4,166,666 shares of CSI Common Stock

Sands:

September 2004 $50,000 Sands Brothers Venture Capital LLC Senior
Subordinated Secured Convertible Promissory Note and warrant to purchase 300,000 shares of CSI Common Stock

September 2004 $850,000 Sands Brothers Venture Capital II LLC Senior Subordinated Secured Convertible Promissory Note and warrant to purchase 5,100,000 shares of CSI Common Stock

September 2004 $100,000 Sands Brothers Venture Capital IV LLC Senior Subordinated Secured Convertible Promissory Note and warrant to purchase 600,000 shares of CSI Common Stock

                                  Schedule 4.6

CSI owes approximately $995,000 to Glenn Peipert (COO) and $670,000 to Scott Newman (CEO) loaned to CSI

See Schedule 4.3(b)

                                  Schedule 4.7

See Schedule 4.3(b)

                                  Schedule 4.8

The Company sold substantially all the assets of its subsidiary Evoke Software Corporation on July 18, 2005.

The Company purchased McKnight Associates, Inc. on July 22, 2005.

                                  Schedule 4.9

Sands Brothers has a subordinate lien (to Laurus) on the assets of the Company.

                                  Schedule 4.12

N/A

                                  Schedule 4.13

N/A

                                  Schedule 4.14

Employment Agreements not in Exchange Act filings:
-------------------------------------------------
Arkady Kleyner
Andrew Hays
Glenn Hillam

                                  Schedule 4.15

Taurus Advisory Group, LLC
WHRT I Corp. (formerly known as Evoke Software Corporation)
Robert C. DeLeeuw
Sands Brothers Venture Capital LLC
Sands Brothers Venture Capital III LLC
Sands Brothers Venture Capital IV LLC
CMKX-treme, Inc.
Viant Capital LLC

                                  Schedule 4.17

N/A

                                  Schedule 4.21

N/A

                                Schedule 6.12(e)

See Schedules 4.3(b) and 4.6

                                 Schedule 11.12

N/A

                         Schedules to Security Agreement

      The following amended schedules of Conversion Services International, Inc., a Delaware corporation, CSI Sub Corp. (DE), a Delaware corporation, DeLeeuw Associates, LLC, a Delaware limited liability company, and Evoke Software Corporation, a Delaware corporation (collectively, the "Company") to that certain Security Agreement, dated August 16, 2004, by and among the Company and Laurus Master Fund, Ltd. (the "Agreement") are delivered with the express understanding that an exception or qualification set forth in any of the Company's schedules with respect to a particular representation and warranty shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties of the Company to the extent the description of the facts regarding the event, item or matter disclosed is adequate so as to make reasonably clear or otherwise make the other parties to the Agreement reasonably aware that such exception or qualification (and the description of the facts relating thereto) is applicable to such other representations and warranties, whether or not such exception or qualification is no numbered.

      All capitalized terms used but not defined herein shall have the meanings ascribed such terms in the Agreement.

                                  Schedule 7(p)

Conversion Services International, Inc.:
North Fork Bank

Rt. 10 East Hanover, NJ 07936

Operating account:       4344007127
Payroll account (ZBA):   4344007135


DeLeeuw Associates, LLC:
Merrill Lynch
1700 Rt. 23 North, Suite 200

Wayne, NJ 07470

Cash Management account: 821-07T14

McKnight Associates, Inc.
North Fork Bank

Operating account:       434401559

ISI Merger Corp.
North Fork Bank

Operating account:       434401534

                                 Schedule 12(b)

-------------------------------------------------------------------------------
Subsidiary                                     Owner                Percentage

-------------------------------------------------------------------------------
CSI Sub Corp. (DE)                      Conversion Services            100%
                                        International, Inc.
-------------------------------------------------------------------------------
DeLeeuw Associates, LLC                 Conversion Services            100%
                                        International, Inc.
-------------------------------------------------------------------------------
DeLeeuw International                   DeLeeuw Associates, LLC         50%
-------------------------------------------------------------------------------
McKnight Associates, Inc.               Conversion Services            100%
                                        International, Inc.
-------------------------------------------------------------------------------
ISI Merger Corp.                        Conversion Services            100%
                                        International, Inc.
-------------------------------------------------------------------------------
Doorways, Inc.*                         Conversion Services            100%
                                        International, Inc.
-------------------------------------------------------------------------------
LEC Corporation (of NJ)*                Conversion Services            100%
                                        International, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
* There are no assets in these subsidiaries.
-------------------------------------------------------------------------------

                                 Schedule 12I(i)

--------------------------------------------------------------------
Subsidiary                              Authorized Capital
--------------------------------------------------------------------
CSI Sub Corp. (DE)                 1,000 shares of common stock
--------------------------------------------------------------------
DeLeeuw Associates, LLC                         N/A
--------------------------------------------------------------------
DeLeeuw International                  N/A (foreign entity)
--------------------------------------------------------------------
McKnight Associates, Inc.          1,000 shares of common stock
--------------------------------------------------------------------
Doorways, Inc.*                                 N/A
--------------------------------------------------------------------
LEC Corporation (of NJ)*           1,000 shares of common stock
--------------------------------------------------------------------
ISI Merger Corp.                   1,000 shares of common stock
--------------------------------------------------------------------

                                Schedule 12I(ii)

Taurus Advisory Group, LLC:
---------------------------

June 2004 $2,000,000 Unsecured Convertible Line of Credit Note and warrant to purchase 4,166,666 shares of CSI Common Stock

Sands:
------

September 2004 $50,000 Sands Brothers Venture Capital LLC Senior
Subordinated Secured Convertible Promissory Note and warrant to purchase 300,000 shares of CSI Common Stock

September 2004 $850,000 Sands Brothers Venture Capital II LLC Senior Subordinated Secured Convertible Promissory Note and warrant to purchase 5,100,000 shares of CSI Common Stock

September 2004 $100,000 Sands Brothers Venture Capital IV LLC Senior Subordinated Secured Convertible Promissory Note and warrant to purchase 600,000 shares of CSI Common Stock

                                 Schedule 12(f)

CSI owes approximately $995,000 to Glenn Peipert (COO) and $670,000 to Scott Newman (CEO) loaned to CSI

See Schedule 12I(ii)

                                 Schedule 12(g)

See Schedule 12(f)

                                 Schedule 12(i)

The Company sold substantially all the assets of its subsidiary Evoke Software Corporation on July 18, 2005.

The Company purchased McKnight Associates, Inc. on July 22, 2005.

                                 Schedule 12(l)

N/A

                                 Schedule 12(m)

N/A

                                 Schedule 12(n)

Employment Agreements not in Exchange Act filings:
-------------------------------------------------

Arkady Kleyner
Andrew Hays
Glenn Hillam

                                 Schedule 12(o)

Taurus Advisory Group, LLC
WHRT I Corp. (formerly known as Evoke Software Corporation)
Robert C. DeLeeuw
Sands Brothers Venture Capital LLC
Sands Brothers Venture Capital III LLC
Sands Venture Capital IV LLC
CMKX-treme, Inc.
Viant Capital LLC

                                 Schedule 12(q)

N/A

                                 Schedule 12(u)

N/A

                                 Schedule 12(bb)

-------------------------------------------------------------------------------
Name      Type         State of        Employee        Locations   Other names
                       incorporation   ID Number
                       / formation
-------------------------------------------------------------------------------
Conversion    Corporation Delaware     20-1010495  East            CSI - The
Services                                           Hanover, NJ     Center for
International,                                                     Data
Inc.                                                               Warehousing
-------------------------------------------------------------------------------
CSI Sub       Corporation Delaware     20-0659190  East
Corp. (DE)                                         Hanover, NJ
-------------------------------------------------------------------------------
DeLeeuw       Limited     Delaware     56-2440102  East
Associates,   liability                            Hanover, NJ
LLC           company                              Charlotte, NC
-------------------------------------------------------------------------------
McKnight      Corporation Delaware     76-0795796  East
Associates,                                        Hanover, NJ
Inc.                                               Plano, TX
-------------------------------------------------------------------------------
ISI Merger    Corporation Delaware     76-0795798  East
Corp.                                              Hanover, NJ
-------------------------------------------------------------------------------


                                Schedule 13(l)(i)

See Schedules 12(c)(ii) and 12(f)

                                                                        ANNEX II

                   Schedule A to the Stock Pledge Agreement

                                  Pledged Stock

--------------------------------------------------------------------------------------------
    Pledgor            Issuer          Class of        Stock        Par Value   Number of
                                         Stock      Certificate                   Shares
                                                       Number
--------------------------------------------------------------------------------------------
   Conversion          DeLeeuw        Membership         N/A           N/A         N/A
    Services       Associates, LLC     Interest
 International,
      Inc.
--------------------------------------------------------------------------------------------
   Conversion    CSI Sub Corp. (DE)     Common            1          $0.001        100
    Services
 International,
      Inc.
--------------------------------------------------------------------------------------------
   Conversion         McKnight          Common            1          $0.001        100
    Services      Associates, Inc.
 International,
      Inc.
--------------------------------------------------------------------------------------------
   Conversion     ISI Merger Corp.      Common            1          $0.001        100
    Services
 International,
      Inc.
--------------------------------------------------------------------------------------------
   Conversion    Similarity Systems    Ordinary                                  833,333
    Services                            Shares
 International,                        (Ireland
      Inc.                              entity)
--------------------------------------------------------------------------------------------

                                                                       ANNEX III

                     Schedules to Master Security Agreement

                                   Schedule A

-------------------------------------------------------------------------------
Entity                              Jurisdiction of           Employee
                                      Organization      Identification Number
-------------------------------------------------------------------------------
Conversion Services                     Delaware             20-1010495
International, Inc.
-------------------------------------------------------------------------------
CSI Sub Corp. (DE)                      Delaware             20-0659190
-------------------------------------------------------------------------------
DeLeeuw Associates, LLC                 Delaware             56-2440102
-------------------------------------------------------------------------------
McKnight Associates, Inc.               Delaware             76-0795796
-------------------------------------------------------------------------------
ISI Merger Corp.                        Delaware             76-0795798
-------------------------------------------------------------------------------

                                   Schedule B

N/A